UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

Form 8-K

CURRENT REPORT PURSUANT TO

SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): November 15, 2021

Capstar Special Purpose Acquisition Corp.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-39362	84-4730610
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

405 West 14th Street, Austin, TX 78701

(Address of Principal Executive Offices) (Zip Code)

(512) 340-7800

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Securities registered or to be registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A Common Stock and one-half of one Warrant	CPSR.U	The New York Stock Exchange
Class A Common Stock, par value $0.0001 per share	CPSR	The New York Stock Exchange
Warrants, each whole warrant exercisable for one share of Class A Common Stock at an exercise price of $11.50	CPSR WS	The New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 4.02. Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

On November 15, 2021, the audit committee of the board of directors of Capstar Special Purpose Acquisition Corp. (the “Company”) concluded, based on the recommendation of, and after consultation with, the Company’s management, and as discussed with Marcum LLP, the Company’s independent registered public accounting firm (“Marcum”), that (i) the Company’s audited balance sheet as of July 7, 2020 filed as Exhibit 99.1 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on July 13, 2020, (ii) the Company’s unaudited financial statements as of June 30, 2020 contained in the Company’s Quarterly Report on Form 10-Q filed with the SEC on August 17, 2020, (iii) the Company’s unaudited financial statements as of September 30, 2020 contained in the Company’s Quarterly Report on Form 10-Q filed with the SEC on November 13, 2020, (iv) the Company’s audited financial statements as of December 31, 2020 and the audit report of Marcum dated March 30, 2021, except for the effects of the restatement discussed in Note 2 and 12 thereto as to which date is July 8, 2021, contained in the Company’s Annual Report on Form 10-K/A filed with the SEC on July 8, 2021, (v) the Company’s unaudited financial statements as of March 31, 2021 contained in the Company’s Quarterly Report on Form 10-Q filed with the SEC on July 8, 2021, (vi) the Company’s unaudited financial statements as of June 30, 2021 contained in the Company’s Quarterly Report on Form 10-Q filed with the SEC on August 16, 2021 (clause (i) - (vi), collectively, the “Previously Issued Financial Statements”) and (vii) any communications describing relevant portions of the Company’s Previously Issued Financial Statements, should no longer be relied upon due to the classification of a portion of the Company’s shares of Class A common stock, par value $0.0001 per share, included in its units sold issued during the Company’s initial public offering (such shares, the “Public Shares”) as permanent equity.

In the Previously Issued Financial Statements, the Company classified a portion of its Class A common stock subject to possible redemption as permanent equity to maintain stockholders’ equity greater than $5,000,000 on the basis that the Company will consummate its initial business combination only if the Company has net tangible assets being less than $5,000,001.

Recently, the Staff of the Division of Corporation Finance of the SEC issued comment letters to several special purpose acquisition companies addressing certain accounting and reporting considerations related to redeemable equity instruments of a kind similar to those issued by the Company under ASC 480-10-99. In light of these recent comment letters, the Company’s management re-evaluated the Company’s application of ASC 480-10-99 to its accounting classification of the Public Shares. Upon re-evaluation, the Company’s management determined that the Public Shares can be redeemed or become redeemable subject to the occurrence of future events considered outside the Company’s control. Therefore, management concluded that the redemption value should include all Public Shares subject to possible redemption, resulting in the Public Shares subject to possible redemption being equal to their redemption value. As a result, management has noted a reclassification error related to temporary equity and permanent equity. This resulted in an adjustment to the initial carrying value of the Public Shares subject to possible redemption with the offset recorded to additional paid-in capital (to the extent available), accumulated deficit and Class A common stock.

In connection with the change in presentation for the Public Shares subject to redemption, the Company also restated its income (loss) per common share calculation to allocate net income (loss) evenly to Class A and Class B common stock. This presentation contemplates a business combination as the most likely outcome, in which case, both classes of shares share pro rata in the income (loss) of the Company.

In accordance with SEC Staff Accounting Bulletin No. 99, “Materiality,” and SEC Staff Accounting Bulletin No. 108, “Considering the Effects of Prior Year Misstatements when Quantifying Misstatements in Current Year Financial Statements;” the Company evaluated the changes and has determined that the related impacts were material to the Previously Issued Financial Statements. Therefore, the Company, in consultation with its audit committee, concluded that its Previously Issued Financial Statements impacted should be restated to report all Public Shares as temporary equity. The Company has restated those periods in its Quarterly Report on Form 10-Q for the period ended September 30, 2021, filed with the SEC on November 15, 2021.

The Company does not expect the above-described accounting for the Public Shares to have any effect on the Company’s previously reported investments held in trust or cash.

The Company’s management has concluded that in light of the classification error described above, a material weakness exists in the Company’s internal control over financial reporting and that the Company’s disclosure controls and procedures were not effective. The Company’s remediation plan with respect to such material weakness is described in more detail in the Quarterly Report on Form 10-Q for the quarter ended September 30, 2021.

The audit committee and management of the Company have discussed the matters disclosed pursuant to this Item 4.02 with Marcum.

Additional Information

In July 2021, the Company (“CPSR”) entered into a business combination agreement with Gelesis, Inc. (“Gelesis”), as amended in November 2021. In connection with the business combination, CPSR has filed with the SEC a Registration Statement on Form S-4 (the “Registration Statement”), which includes a preliminary prospectus and preliminary proxy statement. After the Registration Statement is declared effective, CPSR will mail a definitive proxy statement/final prospectus and other relevant documents to its stockholders. This communication is not a substitute for the Registration Statement, the definitive proxy statement/final prospectus or any other document that CPSR will send to its stockholders in connection with the Business Combination. Investors and security holders of CPSR are advised to read, when available, the proxy statement/prospectus in connection with CPSR’s solicitation of proxies for its special meeting of stockholders to be held to approve the Business Combination (and related matters) because the proxy statement/prospectus will contain important information about the Business Combination and the parties to the Business Combination. The definitive proxy statement/final prospectus will be mailed to stockholders of CPSR as of a record date to be established for voting on the Business Combination. Stockholders will also be able to obtain copies of the proxy statement/prospectus, without charge, once available, at the SEC’s website at www.sec.gov or by directing a request to: Capstar Special Purpose Acquisition Corp., Attention: R. Steven Hicks, Chief Executive Officer, 405 West 14th Street, Austin, TX 78701.

Participants in the Solicitation

CPSR, Gelesis and their respective directors, executive officers, other members of management, and employees, under SEC rules, may be deemed to be participants in the solicitation of proxies of CPSR’s stockholders in connection with the Business Combination. Investors and security holders may obtain more detailed information regarding the names and interests in the Business Combination of CPSR’s directors and officers in CPSR’s filings with the SEC, including the Registration Statement to be filed with the SEC by CPSR, which will include the proxy statement of CPSR for the Business Combination, and such information and names of Gelesis’s directors and executive officers will also be in the Registration Statement to be filed with the SEC by CPSR, which will include the proxy statement of CPSR for the Business Combination.

Forward Looking Statements

Certain statements made herein that are not historical facts are forward-looking statements for purposes of the safe harbor provisions under The Private Securities Litigation Reform Act of 1995. Forward-looking statements generally are accompanied by words such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “should,” “would,” “plan,” “predict,” “potential,” “seem,” “seek,” “future,” “outlook” and similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements include, but are not limited to, statements regarding future events, the Business Combination between CPSR and Gelesis, the estimated or anticipated future results and benefits of the combined company following the Business Combination, including the likelihood and ability of the parties to successfully consummate the Business Combination, future opportunities for the combined company, and other statements that are not historical facts. These statements are based on the current expectations of CPSR’s management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on, by any investor as a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of CPSR and Gelesis. These statements are subject to a number of risks and uncertainties regarding CPSR’s businesses and the Business Combination, and actual results may differ materially. These risks and uncertainties include, but are not limited to, (i) the size, demand and growth potential of the markets for Plenity®, Gelesis’ other product candidates and its ability to serve those markets; (ii) the degree of market acceptance and adoption of Gelesis’ products; (iii) Gelesis’ ability to develop innovative products and compete with other companies engaged in the weight loss industry; (iv) Gelesis’ ability to complete successfully the full commercial launch of Plenity® and its growth plans, including new possible indications and the clinical data from ongoing and future studies about liver and other diseases; (v) the inability of the parties to successfully or timely consummate the Business Combination, including the risk that any required regulatory approvals are not obtained, are delayed or are subject to unanticipated conditions that could adversely affect the combined company or the expected benefits of the Business Combination or that the approval of the stockholders of CPSR is not obtained; (vi) the inability of Gelesis to obtain secured financing from Kennedy Lewis Investment Management LLC; (vii) failure to realize the anticipated benefits of the Business Combination, including as a result of a delay or difficulty in integrating the businesses of CPSR and Gelesis; (viii) the amount of redemption requests made by CPSR stockholders; (ix) the ability of CPSR or the combined company to issue equity or equity-linked securities or obtain debt financing in connection with the proposed Business Combination or in the future; (x) the outcome of any legal proceedings that may be instituted against CPSR, Gelesis, the combined company or others following the announcement of the proposed Business Combination and any definitive agreements with respect thereto; (xi) the ability to meet stock exchange listing standards at or following the consummation of the proposed Business Combination; (xii) the risk that the proposed Business Combination disrupts current plans and operations of Gelesis as a result of the announcement and consummation of the proposed Business Combination, and as a result of the post-transaction company being a publicly listed issuer; (xiii) the regulatory pathway for Gelesis’ products and responses from regulators, including the FDA and similar regulators outside of the United States, (xiv) the ability of the combined company to grow and manage growth profitably, maintain relationships with customers and suppliers and retain Gelesis’ management and key employees; (xv) costs related to the proposed Business Combination, including costs associated with the post-transaction company being a publicly listed issuer; (xiv) changes in applicable laws or regulations; (xvi) the possibility that Gelesis or the combined company may be adversely affected by other economic, business, regulatory and/or competitive factors; (xvii) Gelesis’ estimates of expenses and profitability; (xviii) ongoing regulatory requirements, (xix) any competing products or technologies that may emerge, (xx) the volatility of the telehealth market in general, or insufficient patient demand; (xxi) the ability of Gelesis to defend its intellectual property and satisfy regulatory requirements; (xxii) the impact of the COVID 19 pandemic on Gelesis’ business; (xxiii) the limited operating history of Gelesis; and (xxiv) those factors discussed in CPSR’s final prospectus dated July 6, 2020 and Annual Report on Form 10-K for the fiscal year ended December 31, 2020, in each case, under the heading “Risk Factors” and other documents of CPSR filed, or to be filed, with the SEC, including the proxy statement/prospectus in the Registration Statement relating to the Business Combination, which is expected to be filed by CPSR with the SEC. There may be additional risks that CPSR presently does not know or that CPSR currently believes are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements provide CPSR’s expectations, plans or forecasts of future events and views as of the date of this communication. CPSR anticipates that subsequent events and developments will cause CPSR’s assessments to change. However, while CPSR may elect to update these forward-looking statements at some point in the future, CPSR specifically disclaims any obligation to do so. These forward-looking statements should not be relied upon as representing CPSR’s assessments as of any date subsequent to the date of this communication. Accordingly, undue reliance should not be placed upon the forward-looking statements.

Disclaimer

This communication is for informational purposes only and is neither an offer to purchase, nor a solicitation of an offer to sell, subscribe for or buy any securities or the solicitation of any vote in any jurisdiction pursuant to the Business Combination or otherwise, nor shall there be any sale, issuance or transfer or securities in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAPSTAR SPECIAL PURPOSE ACQUISITION CORP.

Date: November 15, 2021	/s/ R. Steven Hicks
Name: R. Steven Hicks
Title: Chairman, Chief Executive Officer and Chief Financial Officer